Exhibit 99.3


MBNA MASTER CREDIT CARD TRUST II SERIES 1995-C

KEY PERFORMANCE FACTORS
June 30, 2000



        Expected B Maturity                         7/15/05


        Blended Coupon                               6.5563%



        Excess Protection Level
          3 Month Average   5.30%
            June, 2000   4.83%
            May, 2000   5.63%
            April, 2000   5.43%


        Cash Yield                                  18.75%


        Investor Charge Offs                         4.56%


        Base Rate                                    9.36%


        Over 30 Day Delinquency                      4.60%


        Seller's Interest                           12.05%


        Total Payment Rate                          14.03%


        Total Principal Balance                     $54,839,173,315.51


        Investor Participation Amount               $575,000,000.00


        Seller Participation Amount                 $6,607,972,797.02